Exhibit 99.2

Pharma-Bio Serv to Present at the Sidoti Emerging Growth Conference

DORADO, PUERTO RICO / ACCESSWIRE / August 31, 2015 / Pharma-Bio Serv, Inc. (Pharma-Bio Serv or the Company) (OTCQB: PBSV), a compliance, project management and technology transfer support consulting firm, that provides services to the pharmaceutical, biotechnology, chemical, medical device, cosmetic, food and allied products industries, today announced that it will be presenting at the 2015 Sidoti Emerging Growth Conference in New York City, NY on Wednesday, September 2, 2015 at 9:20 a.m. ET in 2 – Plymouth.

About Sidoti & Company

A leading provider of institutional-quality equity research focused on small, publicly-traded companies that meet our proprietary criteria, Sidoti’s research coverage universe comprises nearly 300 companies across a range of industries. These companies typically have market capitalizations of less than $3 billion and a history of profitability, and generally maintain strong balance sheets. Our approach affords institutional investor clients a combination of high-quality research, a small- and micro-cap company focused nationwide sales effort, broad access to corporate management teams and extensive trading support.

The Sidoti 2015 Emerging Growth Conference is a unique forum where emerging growth company management teams with a market cap of $1 billion or less connect with small and micro-cap institutional investors, research analysts, investment bankers, private equity professionals and select media with the goal of expanding institutional awareness amongst key stakeholders in the investment community. The 2015 Emerging Growth Conference will be held on September 2, 2015 at the Marriott Marquis in Times Square New York.  The event is one of the leading small and micro-cap investment conferences of the year featuring presentations by more than 50 public companies, with past attendance exceeding 475 investors.

About Pharma-Bio Serv Inc.

Pharma-Bio Serv is a compliance, project management and technology transfer support consulting firm, headquartered in Puerto Rico, with operations in the U.S., Ireland and Spain. Pharma-Bio Serv's core business is FDA and other international regulatory compliance agency related services, with integrated portfolio services including microbiological and chemical testing services for clients in the Pharmaceutical, Biotechnology, Chemical, Medical Device, Cosmetic, Food and Allied Products industries. The Company's services also include information technology consulting through our "Integratek" consulting practice, and "Pharma Serv Academy," a division that provides technical and regulatory standards seminars/training conducted by industry experts. The Company's global team includes more than 215 leading engineering and life science professionals, quality assurance managers and directors.

Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of Pharma-Bio Serv. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this news release. Although Pharma-Bio Serv's management believes these expectations, estimates, or projections to be reasonable as of the date of this news release, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies, which could cause its actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. There can be no assurance that the processes being undertaken by Pharma-Bio Serv will result in growth through business development or mergers and acquisitions. Important factors that could cause Pharma-Bio Serv's actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section of Pharma-Bio Serv's Annual Report on Form 10-K for the year ended October 31, 2014, and in its other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. Pharma-Bio Serv disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Investor Relations Contact:

Scott Gordon
President
CorProminence LLC
scottg@corprominence.com
631 703 4900

Sidoti & Company -- Emerging Growth Conference Registration
Gretchen Lium
Institutional Marketing & Corporate Access
212 453 7029
conference@sidoti.com

SOURCE: Pharma-Bio Serv Inc.